Exhibit 99.1

Banzai Granted Extension by Nasdaq Hearing Panel to Regain Compliance with Continued Listing Requirements

SEATTLE – October 2, 2024 – Banzai International, Inc. (NASDAQ: BNZI) (“Banzai” or the “Company”), a leading marketing technology company that provides essential marketing and sales solutions, today announced that it received notice from the Nasdaq Listing Qualifications Panel (the “Hearings Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Hearings Panel has granted the Company’s request to continue its listing on The Nasdaq Stock Market, subject to the Company meeting certain conditions, including filing on or before October 7, 2024, an application for listing on The Nasdaq Capital Market, and demonstrating compliance on or before January 31, 2025 with Listing Rules 5550(a)(2), 5550(a)(5) and 5550(b)(1).

The Company is in violation of the bid price requirement of Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”) and the market value of listed securities (“MVLS”) requirement in Listing Rule 5450(b)(2)(A) (the “MVLS Rule”).

“We believe the extension granted by the Nasdaq Hearings Panel will allow us to finish executing on our plan to regain compliance with Nasdaq’s requirements,” said Joe Davy, CEO of Banzai. “We expect the Company will cure the bid price and market value of listed shares deficiencies within the required time frame. We are undertaking substantial steps in an effort to recapitalize the balance sheet, add liquidity, and set up the Company to deliver long term value to our shareholders.”

Notwithstanding the foregoing, there can be no assurance that the Company will be able to meet the deadlines or conditions imposed by the Hearings Panel or regain compliance with all applicable requirements for continued listing.

About Banzai

Banzai is a marketing technology company that provides essential marketing and sales solutions for businesses of all sizes. On a mission to help their customers achieve their mission, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Square, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io. For investors, please visit https://ir.banzai.io.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding Banzai International, Inc.’s (the “Company’s”): future financial, business and operating performance and goals; annualized recurring revenue and customer retention; ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs; potential financing and ability to obtain financing; acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions; strategy and strategic goals, including being able to capitalize on opportunities; expectations relating to the Company’s industry, outlook and market trends; total addressable market and serviceable addressable market and related projections; plans, strategies and expectations for retaining existing or acquiring new customers, increasing revenue and executing growth initiatives; and product areas of focus and additional products that may be sold in the future. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which the Company operates, customer demand, the financial markets, economic, business and regulatory and other factors, such as the Company’s ability to execute on its strategy. More detailed information about risk factors can be found in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and in other reports filed by the Company, including reports on Form 8-K. The Company does not undertake any duty to update forward-looking statements after the date of this press release.

Investor Relations:

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

BNZI@mzgroup.us

www.mzgroup.us

Media

Rachel Meyrowitz

Director, Demand Generation, Banzai

rachel.meyrowitz@banzai.io